UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2014

Oramed Pharmaceuticals Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35813	98-0376008
(Commission File Number)	(IRS Employer Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on July 23, 2014.  The final voting results are set forth below.

Stockholders voted on the following proposals:

Proposal No. 1 — Re-election of Directors.

The stockholders re-elected each of the following individuals to serve as directors of the Company until the next annual meeting of stockholders and until his or her successor is elected and qualified or his or her earlier death, resignation or removal.  The votes for each were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Nadav Kidron	2,414,742	116,676	25,226	2,389,210

Miriam Kidron	2,412,768	118,203	25,673	2,389,210

Leonard Sank	2,472,842	56,966	26,836	2,389,210

Harold Jacob	2,479,460	50,348	26,836	2,389,210

Michael Berelowitz	2,413,449	118,482	24,713	2,389,210

Gerald Ostrov	2,459,010	69,188	28,446	2,389,210

Proposal No. 2 — Amended and Restated 2008 Stock Incentive Plan.

The stockholders approved the Amended and Restated 2008 Stock Incentive Plan as described in the proxy statement for the Company’s 2014 annual meeting of stockholders (the “Proxy Statement”).  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

1,468,834	1,042,346	45,464	2,389,210

Proposal No. 3 — Amendment to the Company’s Certificate of Incorporation.

The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized common stock from 16,666,667 shares to 30,000,000 shares.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
3,547,191	1,230,192	168,471	N/A

Proposal No. 4 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers listed in the Summary Compensation Table appearing in the Proxy Statement pursuant to Item 402 of Regulation S-K.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

1,520,310	992,084	44,250	2,389,210

Proposal No. 5 — Advisory Vote on the Frequency of the Advisory Vote on Compensation of the Company’s Named Executive Officers.

With respect to the non-binding advisory vote by stockholders on the frequency of the advisory vote on compensation of the Company’s named executive officers, the stockholders voted as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

261,295	2,168,947	76,826	49,576	2,389,210

In accordance with the stockholder voting results, in which “2 Years” received the highest number of votes cast on the frequency proposal, and our Board of Directors’ recommendation in the Proxy Statement for the 2014 annual meeting of stockholders, the Company has determined that future stockholder advisory (non-binding) votes on the compensation of our named executive officers will occur every two years. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at our 2016 annual meeting of stockholders.

Proposal No. 6 — Ratification of Auditors.

The stockholders ratified the reappointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the auditors of the Company for the 2014 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes

4,778,858	113,876	53,120	N/A

Item 8.01. Other Events.

On July 25, 2014, the Company filed a Certificate of Amendment to amend Article Fourth of its Certificate of Incorporation to increase the Company’s authorized stock from 16,666,667 shares to 30,000,000 shares.  The Certificate of Amendment was effective on filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

3.1.           Certificate of Amendment, dated July 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oramed Pharmaceuticals Inc.

Date: July 28, 2014	By:	/s/ Nadav Kidron
Name: Nadav Kidron
Title: President and CEO